UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016 (August 16, 2016)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55329	65-0958798
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8000 North Federal Highway Boca Raton, FL 33487
(Address of principal executive offices)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On August 16, 2016, the practice of Goldstein Schechter Koch P.A. (“GSK”), which was engaged as the independent registered public accounting firm of Cleartronic Inc. and Subsidiaries (“Cleartronic” or “Company”), was combined with  BDO USA, LLP (“BDO”) and the professional staff and partners of GSK joined BDO either as employees or partners of BDO. As a result of this transaction, GSK resigned as Cleartronic’s independent registered public accounting firm on August 16, 2016

The Company’s Board of Directors will consider the engagement of a new independent registered public accounting firm, and, following such engagement, the Company will file with the Securities and Exchange Commission a Current Report on Form 8-K responsive to the disclosure requirements of paragraph (b) of Item 4.01 of the form.

Except for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern, the report of independent registered public accounting firm of GSK regarding the Company’s financial statements for the fiscal years ended September 30, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended September 30, 2015 and 2014, and during the interim period from the end of the most recently completed fiscal year through August 16, 2016, the date of resignation, there were no disagreements with GSK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GSK, would have caused it to make reference to such disagreement in its reports; and there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided GSK with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that GSK furnish the Company with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter has been filed as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Goldstein Schechter Koch P.A. to the U.S. Securities and Exchange Commission, dated August 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: August 22, 2016

By: /s/ Larry Reid

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Larry Reid, Chief Executive Officer

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